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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                          May 25, 2001 (May 16, 2001)



                        AMERICAN TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)




            Delaware                 0-24248            87-0361799
            --------                 -------            ----------
(State or other jurisdiction of    (Commission   (I.R.S. Empl. Ident. No.)
 incorporation or organization)    File Number)



   13114 Evening Creek Drive South, San Diego, California         92128
          (Address of principal executive offices)              (Zip Code)



                                (858) 679-2114
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On May 16, 2001, the Board of Directors consisting of Mr. Norris, Mr. Conrad, Mr. Carter, Mr. Wagner and Mr. Benjamin appointed Mr. Daniel Hunter to the Board. In addition, Mr. Hunter joins Mr. Wagner and Mr. Carter as a member of the Company's Audit Committee. Mr. Hunter's appointment fulfills the NASDAQ independent Director and Audit Committee requirement.

Mr. Hunter has been a licensed certified public accountant for the past twenty-five years. He obtained his accounting degree from the University of Utah.

For the past twenty years Mr. Hunter has operated his own law offices specializing in business and tax law. He obtained his Juris Doctor degree from the University of Seattle.


                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMERICAN TECHNOLOGY CORPORATION



Date: May 25, 2001                           By: /s/ Renee Warden
                                                 -----------------------
                                                    Renee Warden
                                                    Chief Accounting Officer,
                                                    Treasurer and Secretary